Exhibit 21.01
List of Domestic and Offshore Subsidiaries of Federated Hermes, Inc. – as of December 31, 2024

EMPEF GP Limited, Guernsey company
Federated Administrative Services, a Delaware statutory trust
Federated Administrative Services, Inc., a Pennsylvania corporation
Federated Advisory Services Company, a Delaware statutory trust
Federated Equity Management Company of Pennsylvania, Delaware statutory trust
Federated Global Holdings LLC, a Delaware limited liability company
Federated Global Investment Management Corp., a Delaware corporation
Federated Hermes (UK) LLP, a United Kingdom limited liability partnership
Federated Hermes European Direct Lending Fund II GP, Sarl, a Luxembourg company
Federated Hermes GPE Horizon III Parallel GP LLP, a United Kingdom limited liability partnership
Federated Hermes Japan Ltd, a Japanese company
Federated Hermes Limited, a United Kingdom company
Federated Holdings (UK) II Limited, a United Kingdom company
Federated Holdings (UK) Limited, a United Kingdom company
Federated International Holdings B.V., a Netherlands company
Federated International Securities Corp., a Delaware corporation
Federated Investment Counseling, a Delaware statutory trust
Federated Investment Management Company, a Delaware statutory trust
Federated Investors (Canada) Holdings, Inc., a Pennsylvania corporation
Federated Investors Australia Services Ltd., an Australian company
Federated Investors Management Company, a Pennsylvania corporation
Federated Investors Trust Company, a Pennsylvania trust company
Federated MDTA LLC, a Delaware limited liability company
Federated MDTA Trust, a Massachusetts business trust
Federated Private Asset Management, Inc., a Delaware corporation
Federated Private Fund of One Trade Finance Partnership General Partner, LLC, a Delaware limited liability company
Federated Securities Corp., a Pennsylvania corporation
Federated Services Company, a Pennsylvania corporation
Federated Shareholder Services Company, a Delaware statutory trust
FII Holdings, Inc., a Delaware corporation
General Partner No.1 Limited, a Scottish company
General Partner No.1-6 GP LLP, a United Kingdom limited liability partnership
General Partner No. 2 Limited, Scottish company
General Partner No. 4 LP, a Scottish company
General Partner No. 6 LP, a Scottish company
GPE III General Partner LLP, a United Kingdom limited liability partnership
GPE Partner Ltd, a United Kingdom company
HBSS Acquisition Company, a Delaware corporation
Hermes Alternative Investment Management Limited, a United Kingdom company
Hermes Assured Limited, a United Kingdom company
Hermes Equity Ownership Services Limited, a United Kingdom company
Hermes Fund Managers Ireland Limited, an Irish company
Hermes Global Funds GP Limited, a Cayman Islands company
Hermes GP Limited, a United Kingdom company

Exhibit 21.01

Hermes GPE (Singapore) Pte. Ltd., a Singapore company
Hermes GPE (USA) Inc., a Delaware corporation
Hermes GPE Corporate Investment LLP, a United Kingdom limited liability partnership
Hermes GPE Direct Co-invest IV GP LLP, a United Kingdom limited liability partnership
Hermes GPE Direct Co-invest V GP LLP, a United Kingdom limited liability partnership
Hermes GPE Founder Partner 2 Limited, a Scottish company
Hermes GPE Founder Partner Ltd, a United Kingdom company
Hermes GPE Global Secondary GP LLP, a United Kingdom limited liability partnership
Hermes GPE Horizon Feeder GP LLP, a United Kingdom limited liability partnership
Hermes GPE Horizon Founder Partner GP LLP, a United Kingdom limited liability partnership
Hermes GPE Horizon GP LLP, a United Kingdom limited liability partnership
Hermes GPE Horizon II GP LLP, a United Kingdom limited liability partnership
Hermes GPE Horizon III GP LLP, a United Kingdom limited liability partnership
Hermes GPE Infrastructure Founder Partner 2 Limited, a United Kingdom company
Hermes GPE Infrastructure Founder Partner Limited, a United Kingdom company
Hermes GPE Innovation Fund GP LLP, a United Kingdom limited liability partnership
Hermes GPE LLP, a United Kingdom limited liability partnership
Hermes GPE Ohio Sidecar GP LLP, a United Kingdom limited liability partnership
Hermes GPE Ohio Sidecar II GP LLP, a United Kingdom limited liability partnership
Hermes GPE PEC I GP LLP, a United Kingdom limited liability partnership
Hermes GPE PEC II GP LLP, a United Kingdom limited liability partnership
Hermes GPE PEC III GP LLP, a United Kingdom limited liability partnership
Hermes GPE PEC IV GP LLP, a United Kingdom limited liability partnership
Hermes GPE PEC V GP LLP, a United Kingdom limited liability partnership
Hermes GPE PEC V Europe GP S.a.r.l., a Luxembourg company
Hermes GPE Secondaries Opportunities I GP Limited, a Jersey company
Hermes Infrastructure (QG1) GP Limited, a Guernsey company
Hermes Infrastructure (Spring I) GP Ltd., a Guernsey company
Hermes Infrastructure (Spring II) GP Ltd., a Guernsey company
Hermes Infrastructure (Spring III) GP LLP, a United Kingdom limited liability partnership
Hermes Infrastructure II GP LLP, a United Kingdom limited liability partnership
Hermes Infrastructure (Spring) FP GP Ltd., a Guernsey company
Hermes Investment Management Ltd., a United Kingdom company
Hermes Investments (North America) Limited, a United Kingdom company
Hermes Pension Fund Management Limited, a United Kingdom company
Hermes Private Debt (Lux) I GP S.a.r.l., a Luxembourg company
Hermes Private Debt (Lux) II GP S.a.r.l., a Luxembourg company
Hermes Real Estate Investment Management Limited, a United Kingdom company
Hermes Secretariat Limited, a United Kingdom company
Hermes Stewardship North America Inc, a Delaware corporation
Hermes UOB SLP General Partner Limited, a Scottish company
HGPE Capital GP LLP, a United Kingdom company
HGPE Capital Ltd, a United Kingdom company
HGPE GSF II General Partner Limited, a Guernsey company
HGPE Infrastructure Consulting LLP, a United Kingdom limited liability partnership
HGPE Infrastructure GP LLP, a United Kingdom limited liability partnership
HGPE Mallard General Partner Limited, a Jersey company

Exhibit 21.01

HIL GP Ltd., a Guernsey company
HIL Single Asset GP Ltd., a Guernsey company
HPE Environmental Innovation General Partner LLP, a United Kingdom limited liability partnership
HPE Environmental Innovation GP Limited, a Scottish company
MEPC Limited, a United Kingdom company
Sphere Acquisition Fund GP Limited, a Jersey company
Federated Hermes GPE Infrastructure Founder Partner 3 Limited, a United Kingdom company
Federated Hermes European Real Estate Debt Fund GP S.a.r.l., a Luxembourg company
Federated Hermes Diversified Infrastructure GP LLP, a United Kingdom company
Global Secondaries Co-investments GP Limited, a Jersey company
UK Nature Impact GP LLP, a United Kingdom company
The Big Nature Impact GP LLP, a United Kingdom company
Federated Hermes GPE Innovation II (Special Partner) GP LLP, a United Kingdom company
Federated Hermes GPE Innovation Fund II (Direct) GP S.a.r.l., a Luxembourg company
Federated Hermes GPE Innovation Fund II (Funds) GP S.a.r.l., a Luxembourg company
Federated Hermes GPE PEC II Holdings GP Limited, a Jersey company
Federated Hermes Global Private Equity Co-Investment Fund VI GP S.a.r.l., a Luxembourg Company
Federated Hermes Private Equity Co-Investment VI (North America) GP Limited, a Jersey company